EXHIBIT 10.1

October 10, 2025

Ampco-Pittsburgh Corporation,

as Borrowing Agent

726 Bell Avenue, Suite 301

Box 427

Carnegie, PA 15106

Attention: Chief Financial Officer

Re: Credit facility provided to AIR & LIQUID SYSTEMS CORPORATION, a Pennsylvania corporation (“ALS”), UNION ELECTRIC STEEL CORPORATION, a Pennsylvania corporation (“UES”), ALLOYS UNLIMITED AND PROCESSING, LLC, a Pennsylvania limited liability company (“Alloys”), AKERS NATIONAL ROLL COMPANY, a Delaware corporation (“National Roll”), AKERS SWEDEN AB, a company duly incorporated and organized under the laws of Sweden with registration number 556031-8080 (“Akers Sweden”), AKERS AB, a company duly incorporated and organized under the laws of Sweden with registration number 556153-4792 (“Akers AB”) (Akers Sweden and Akers AB are, each a “Swedish Borrower” and collectively, the “Swedish Borrowers”), and UNION ELECTRIC STEEL UK LIMITED, a limited liability company organized under the laws of England and Wales with registered company number 00162966 (the “UK Borrower”)(ALS, UES, Alloys, National Roll, the Swedish Borrowers, the UK Borrower and each Person (as defined in the Credit Agreement (as hereinafter defined)) joined thereto as a borrower from time to time, are collectively, the “Borrowers”, and each a “Borrower”), the Guarantors (as defined in the Credit Agreement) party thereto, the Lenders (as defined in the Credit Agreement) party thereto, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Lenders (hereinafter referred to in such capacity as the “Agent”)

Dear Sir/Madame:

Reference is made to that certain Second Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of June 25, 2025, by and among the Borrowers, the Guarantors, the Lenders and the Agent (as further amended, modified, supplemented, extended, renewed or restated from time to time, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

Further reference is made to that certain consent letter agreement, dated October 10, 2025, made by the Lenders and the Agent for the benefit of the Borrowers with respect to, among other things, the UK Borrower Structured Insolvency (as defined therein) (as such consent letter agreement may be amended, modified, supplemented or restated from time to time, the "UK Borrower Structured Insolvency Consent Letter").

"Trigger Period" is currently defined in the Credit Agreement to mean, in each case, the period (a) commencing upon (i) the occurrence of an Event of Default or Default or (ii) any day on which Undrawn Availability shall be less than the greater of (y) fifteen percent (15%) of the Maximum Revolving Advance Amount or (z) Fifteen Million and 00/100 Dollars ($15,000,000.00), and (b) terminating when both (i) Undrawn Availability shall have been greater than the greater of (y) fifteen percent (15%) of the Maximum Revolving Advance Amount or (z) Fifteen Million and 00/100 Dollars ($15,000,000.00) for thirty (30) consecutive days and (ii) no Event of Default or Default is continuing (including as a result of the waiver or cure thereof).

The Loan Parties have requested that the Agent and the Required Lenders, upon both (i) the effectiveness of the UK Borrower Structured Insolvency Consent Letter and (ii) the commencement of the UK

Borrower Structured Insolvency having occurred (each as evidenced in form and substance satisfactory to the Agent) (the "UK Effective Date") hereby consent to modify the definition of Trigger Period for the forty-five (45) consecutive day period commencing on the UK Effective Date (the "Trigger Period Modification Period"). Please be advised that, subject to the satisfaction of the Conditions (as defined below), the Agent and the Required Lenders hereby consent and agree that, immediately upon the UK Effective Date, at all times during the Trigger Period Modification Period, the definition of "Trigger Period" shall be amended to mean as follows:

"Trigger Period" shall mean, in each case, the period (a) commencing upon (i) the occurrence of an Event of Default or Default or (ii) any day on which Undrawn Availability shall be less than the greater of (y) twelve and one-half of one percent (12.50%) of the Maximum Revolving Advance Amount or (z) Twelve Million Five Hundred Thousand and 00/100 Dollars ($12,500,000.00), and (b) terminating when both (i) Undrawn Availability shall have been greater than the greater of (y) twelve and one-half of one percent (12.50%) of the Maximum Revolving Advance Amount or (z) Twelve Million Five Hundred Thousand and 00/100 Dollars ($12,500,000.00) for thirty (30) consecutive days and (ii) no Event of Default or Default is continuing (including as a result of the waiver or cure thereof).

It being agreed and acknowledged by the Loan Parties that, immediately upon the expiration of the Trigger Period Modification Period and without any notice, demand or further action by the Agent or any Lender, the definition of "Trigger Period" shall revert to the definition in effect immediately prior to the commencement of the Trigger Period Modification Period.

As used herein, "Conditions" shall mean the performance and/or delivery, in form and substance reasonably satisfactory to the Agent, of the following items:

(a) this letter, duly executed by the Loan Parties; and

(b) on or before the date of this letter agreement, payment of a consent fee in the amount set forth in that certain consent fee letter, dated of even date herewith, by and between Ampco-Pittsburgh Corporation (on behalf of itself and the other Loan Parties) and the Agent, has been received by the Agent.

The consents and agreements contained herein shall be limited to the specific consents and agreements made herein. Except as set forth herein, the Agent and the Lenders hereby expressly reserve all rights, remedies, powers and privileges they have or may have under the Credit Agreement, any of the Other Documents, and applicable law or equity.

This letter constitutes an accommodation to the Loan Parties and the agreements contained herein shall be limited to the specific agreements made herein. Except as otherwise modified herein, all other terms and conditions of the Credit Agreement and the Other Documents continue in full force and effect and are unmodified by this letter.

[INTENTIONALLY LEFT BLANK]

If the foregoing terms and conditions are acceptable to you, please indicate your acceptance by signing in the spaces indicated below. This letter agreement shall constitute a rider to and form a part of the Credit Agreement, as the same may be amended, modified or supplemented from time to time.

PNC Bank, National Association, as Agent and as a Lender

By: /s/ David B. Keith

Name: David B. Keith

Title: Senior Vice President, PNC Bank

First National Bank of Pennsylvania, as a Lender

By: /s/ Angèle Stoebener

Name: Angèle Stoebener

Title: Senior Vice President, First National Bank of Pennsylvania

S&T Bank, as a Lender

By: /s/ Mark Hanak

Name: Mark Hanak

Title: Senior Vice President, S&T Bank

Acknowledged and accepted this

10th day of October, 2025.

BORROWERS:
WITNESS/ATTEST: By: /s/ Keith Zatawski Name: Keith Zatawski Title: Chief Risk Officer, Director of Benefits	AIR & LIQUID SYSTEMS CORPORATION, a Pennsylvania corporation By: /s/ Michael G. McAuley Name: Michael G. McAuley Title: Vice President and Treasurer
WITNESS/ATTEST: By: /s/ Keith Zatawski Name: Keith Zatawski Title: Chief Risk Officer, Director of Benefits	UNION ELECTRIC STEEL CORPORATION, a Pennsylvania corporation By: /s/ Michael G. McAuley Name: Michael G. McAuley Title: Vice President and Treasurer
WITNESS/ATTEST: By: /s/ Keith Zatawski Name: Keith Zatawski Title: Chief Risk Officer, Director of Benefits	ALLOYS UNLIMITED AND PROCESSING, LLC, a Pennsylvania limited liability company By: /s/ Michael G. McAuley Name: Michael G. McAuley Title: Vice President and Treasurer
WITNESS/ATTEST: By: /s/ Keith Zatawski Name: Keith Zatawski Title: Chief Risk Officer, Director of Benefits	AKERS NATIONAL ROLL COMPANY, a Delaware corporation By: /s/ Michael G. McAuley Name: Michael G. McAuley Title: Vice President and Treasurer
WITNESS/ATTEST: By: /s/ Monica Önnestig Name: Monica Önnestig Title: Finance Manager	AKERS SWEDEN AB, a company duly incorporated and organized under the laws of Sweden By: /s/ Jörgen Hedström Name: Jörgen Hedström Title: Managing Director

BORROWERS (continued):
WITNESS/ATTEST: By: /s/ Monica Önnestig Name: Monica Önnestig Title: Finance Manager	AKERS AB, a company duly incorporated and organized under the laws of Sweden By: /s/ Jörgen Hedström Name: Jörgen Hedström Title: Managing Director
WITNESS/ATTEST: By: /s/ Keith Zatawski Name: Keith Zatawski Title: Chief Risk Officer, Director of Benefits	UNION electric steel uk limited, a limited liability company organized under the laws of England and Wales By: /s/ J. Brett McBrayer Name: J. Brett McBrayer Title: Director

GUARANTORS:
WITNESS/ATTEST: By: /s/ Keith Zatawski Name: Keith Zatawski Title: Chief Risk Officer, Director of Benefits	ampco-pittsburgh corporation, a Pennsylvania corporation By: /s/ Michael G. McAuley Name: Michael G. McAuley Title: Senior Vice President, Chief Financial Officer and Treasurer
WITNESS/ATTEST: By: /s/ Keith Zatawski Name: Keith Zatawski Title: Chief Risk Officer, Director of Benefits	ampco-pittsburgh securities v llc, a Delaware limited liability company By: /s/ Michael G. McAuley Name: Michael G. McAuley Title: Chief Financial Officer and Treasurer
WITNESS/ATTEST: By: /s/ Keith Zatawski Name: Keith Zatawski Title: Chief Risk Officer, Director of Benefits	ampco-pittsburgh securities v investment corporation, a Delaware corporation By: /s/ Michael G. McAuley Name: Michael G. McAuley Title: Vice President and Treasurer

GUARANTORS (continued):
WITNESS/ATTEST: By: /s/ Keith Zatawski Name: Keith Zatawski Title: Chief Risk Officer, Director of Benefits	ampco ues sub, inc., a Delaware corporation By: /s/ Michael G. McAuley Name: Michael G. McAuley Title: Vice President and Treasurer
WITNESS/ATTEST: By: /s/ Keith Zatawski Name: Keith Zatawski Title: Chief Risk Officer, Director of Benefits	the davy roll company limited, a limited liability company organized under the laws of England and Wales By: /s/ J. Brett McBrayer Name: J. Brett McBrayer Title: Director
WITNESS/ATTEST: By: /s/ Keith Zatawski Name: Keith Zatawski Title: Chief Risk Officer, Director of Benefits	ROLLS TECHNOLOGY INC., a Delaware corporation By: /s/ Michael G. McAuley Name: Michael G. McAuley Title: Vice President and Treasurer